                         EXPLANATORY NOTE:
                        The other note to Edward
                        Seidner is in substantially
                        the same form.


                         PROMISSORY NOTE

$5,136,602.00                                          November 7, 1994


           FOR VALUE RECEIVED, on or before the date which is twenty-two (22) years from the date hereof, the undersigned, JARA ENTERPRISES, INC., a New York corporation (the "Maker"), hereby promises to pay the order of HARLEY J. GREENFIELD, his successors or assigns (the "Lender"), at 1725 York Avenue, New York, New York 10128, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Five Million One Hundred Thirty-Six Thousand Six Hundred and Two Dollars ($5,136,602.00), plus interest on the principal balance thereof from time to time outstanding, from the date of this Note until the date paid, at the rate of seven and one-half percent (7.50%) per annum. From the date hereof until December 1, 2001 (the "Conversion Date"), this Note shall be payable in successive monthly installments of interest only, commencing on the first day of the first month following the date hereof and continuing on the first day of each calendar month thereafter until the Conversion Date. From and after the Conversion Date, this Note shall be payable in equal monthly installments of principal and interest, each in the amount of Forty-Seven Thousand Six Hundred and Sixteen Dollars and Ninety-Four Cents ($47,616.94), such installments to commence on the Conversion Date and continue on the first day of each calendar month thereafter until the date which is twenty-two (22) years from the date hereof, which is the maturity date of this Note, at which time the entire principal balance of this Note and all accrued and unpaid interest thereon shall be due and payable in full. Interest on this Note shall be calculated on a 360-day year and the actual number of days elapsed. All payments hereunder shall be payable in lawful currency of the United States and in immediately available funds.


           In the event that any payment of principal and/or interest is not actually received by the holder of this Note within ten (10) business days of the date such payment is due, Maker agrees to pay a late charge equal to three percent (3%) of the total amount of the delinquent installment. All payments received on this Note shall be applied first to late charges, if any, then to interest and then to principal.


           If default be made in the payment of any amount due under this Note or in the performance of any covenant or agreement set forth in the Loan Documents (hereinafter defined), then, in such event, the entire outstanding principal balance of the Note and all accrued and unpaid interest thereon shall at once become due and payable at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.


           This Note may be prepaid in whole or in part at any time, without premium or penalty. Any partial prepayments shall not relieve Maker of the obligation to pay periodic installments of principal and/or interest hereunder as and when the same would otherwise fall due.


           Each party liable under this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise: (i) waives its homestead exemption,
(ii) waives presentment, demand, protest and notice of presentment, notice of protest and notice of dishonor of this debt and each and every other notice of any kind with respect to this Note, (iii) agrees that the holder of this Note, at any time or times, without notice to it or its consent, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder, and (iv) to the extent not prohibited by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor hereunder or providing for its release or discharge from liability under this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder.


           Make promises to pay all costs of collection, including reasonable attorneys' fees, upon default in the payment of the principal of this Note or interest or other sums hereon when due,





whether at maturity, as herein provided, or by reason of acceleration of maturity under the terms of this Note or under the terms of any of the other Loan Documents, whether suit be brought or not.


           In the event any one or more of the provisions contained in this Note or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or such other Loan Document, but this Note and such other Loan Document shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.


           This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.


           This Note is secured by a certain Security Agreement of even date herewith (the "Security Agreement"), pursuant to which Maker granted or will grant Lender a security interest in certain collateral described therein. This Note and the Security Agreement, together with all extensions, renewals and modifications thereof and substitutions therefor and all other documents or instruments executed, issued or delivered in connection with the loan evidenced hereby, are herein collectively referred to as the "Loan Documents". All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and performed by Maker pursuant to the Loan Documents are hereby made a part of this Note and incorporated herein by reference to the same extent and with the same force and effect as if they were fully set forth herein, and Maker promises and agrees to keep, observe and perform them, or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.






           This Note is unconditionally guaranteed by Fred J. Love pursuant to the terms of a certain Guaranty of even date herewith (the "Guaranty"), which Guaranty is secured by a certain Stock Pledge and Security Agreement of even date herewith.


           Maker warrants and represents that the loan evidenced hereby is being made for business or investment purposes.


           This Note shall be governed in all respects by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. Maker hereby submits to the jurisdiction of any New York State or federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Note. Maker hereby agrees that process may be served upon it in any suit, action or proceeding by sending the same by certified mail, return receipt requested, to Maker at the address set forth in the Security Agreement. Maker hereby agrees that any such service (i) shall be effective service of process upon it in any such suit, action or proceeding, and (ii) shall to the fullest extent enforceable under law, be held to be valid personal service upon and personal delivery to it.


           Each of the undersigned hereby (i) covenants and agrees not to elect a trial by jury of any issue triable of right by a jury, and (ii) waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the undersigned hereunder, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Lender is hereby authorized and requested to submit this Note to any court having jurisdiction over the subject matter and the parties hereto so as to serve as conclusive evidence of the undersigned's herein contained waiver of the right to jury trial. The undersigned hereby certifies that no representative or agent of Lender (including Lender's counsel) has represented, expressly or otherwise, to any of the undersigned that Lender will not seek to enforce this waiver of right to jury trial provision.


[CORPORATE SEAL]


ATTEST:                                 JARA ENTERPRISES, INC., a New York
                                        corporation


                                        By: /s/ Fred J. Love
-----------------                           ----------------------------
                                            Name:  Fred J. Love
                                            Title: President